EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Timberline Closes Over-Subscribed Non-Brokered

Private Placement

Not for distribution to United States Newswire Services or for dissemination in the United States

Hayden, Idaho – December 28, 2023 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) announces that, subject to regulatory approval, it has closed the previously announced non-brokered private placement offering (the “Offering”) of units of the Company ("Units”). In this over-subscribed Offering, the Company issued 15,750,000 Units at a price of US$0.04 per Unit for total gross proceeds of US$630,000.

The Offering was led by an order from Crescat Capital in the amount of US$100,000. Crescat is a global macro asset management firm headquartered in Denver, CO.

Proceeds of the Offering will be used by the Company for exploration and permitting related expenditures at its Eureka Project, and for general corporate working capital.

Each Unit constitutes one share of common stock and one common share purchase warrant (each full warrant, a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.06 per share for four years from the date of issuance.

This Offering was completed under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), solely to persons who qualify as accredited investors and in accordance with applicable securities laws.

No finders’ fees have been paid in association with this Offering.

An insider of the Company (the “Participating Insider”) subscribed for 2,500,000 Units in connection with this Offering, and as such, the Offering may be considered a related-party transaction as defined under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company is relying on exemptions from the formal valuation and minority shareholder approval requirements provided under sections 5.5(a) and 5.7(1)(a) of MI 61-101 on the basis that the fair market value of the subject matter of, nor the fair market value of the consideration for, the Offering, insofar as it involves the Participating Insider, does not exceed 25% of the market capitalization of the Company, as determined in accordance with MI 61-101. The Company did not file a material change report more than 21 days prior to completing the Offering as the details of the related party participation were not determined until shortly before closing and the Company wished to complete the Offering expeditiously.

This press release is issued for informational purposes pursuant to Rule 135c of the Securities Act, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The securities will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States or outside the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and any applicable state securities laws.

The securities issued pursuant to the Offering are subject to a statutory hold period in accordance with applicable securities legislation.

About Timberline Resources:

The common stock of Timberline Resources Corporation trades on the OTCQB under the symbol "TLRS" and is listed on the TSX Venture Exchange, where it trades under the symbol "TBR". Timberline is a Nevada-focused exploration company targeting Carlin-type gold and carbonate replacement type silver-lead-zinc-gold deposits in the Eureka mining district.

On behalf of the Board of Directors,

“Patrick Highsmith”

President, CEO, and Director

Contact:

Tel: +1-208-664-4859

E-mail: info@timberline-resources.com

Forward-looking Statements:

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations. Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, or “plan”. Forward-looking statements in this news release include statements with respect to the proposed Offering, including the terms and timing of the Offering and the expected use of proceeds of the Offering. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these statements are based on information currently available to the Company, the Company provides no assurance that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, those risks set out in the Company’s public documents filed on SEDAR and EDGAR. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

2| TIMBERLINE RESOURCES